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                                                                   Exhibit 10.17

                      SECOND AMENDMENT TO MULTIFAMILY NOTE

         THIS SECOND AMENDMENT TO MULTIFAMILY NOTE (this "Amendment") is made as
of this     day of February, 2002 and effective as between the parties hereto as of January 1, 2002, between RETIREMENT INNS III, LLC, a Delaware limited liability company (the "Borrower"), and RED MORTGAGE CAPITAL, INC., an Ohio corporation, formerly known as Provident Mortgage Capital, Inc., successor-in-interest to Banc One Capital Funding Corporation (the "Lender").

                                    RECITALS

         WHEREAS, the Lender has previously made a loan to the Borrower in the original principal sum of Eight Million Two Hundred Nine Thousand Nine Hundred Dollars ($8,209,900) (the "Loan") pursuant to the terms of that certain Multifamily Note dated as of June 27, 1999, by the Borrower to the order of the Lender (the "Original Note"), as amended pursuant to the terms of that certain First Amendment to Multifamily Note dated as of December 28, 2000 between Borrower and Lender (the "First Amendment to Note" and together with the Original Note, the "Existing Note") and is secured, in part, by a first mortgage lien on the real property (the "Mortgaged Property") described on Exhibit A to that certain Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of June 27, 1999 by the Borrower and for the benefit of the Lender (the "Original Deed of Trust"), recorded among the Official Records of Ventura County, California (the "Land Records") on June 28, 1999 as Instrument No. 99-122405, as amended by that certain Amendment to Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of August 31, 1999 between the Borrower and the Lender (the "First Amendment to Deed of Trust"), recorded among the Land Records on September 10, 1999 as Instrument No. 99-173435, as affected by that certain Confirmatory Assignment of Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of December 12, 2000, effective as of October 2, 2000, by Banc One Capital Funding Corporation, an Ohio corporation to Provident Mortgage Capital, Inc., now known as Red Mortgage Capital, Inc. (the "Confirmatory Assignment", and together with the Original Deed of Trust and the First Amendment to Deed of Trust, the "Existing Deed of Trust"), recorded among the Land Records on January 31, 2001 as Instrument No. 2001-0018605-00; and

         WHEREAS, pursuant to the terms of that certain Confirmatory Agreement dated as of December 28, 2000 by and among the Borrower, ARV Assisted Living, Inc., a Delaware corporation (the "Guarantor"), and the Lender (the "Confirmatory Agreement"), and the First Amendment to Note, the Maturity Date (as such term is defined in the Original Note) of the Loan was extended to January 1, 2002; and

         WHEREAS, the Borrower has requested and the Lender has agreed pursuant to the terms and conditions of that certain Master Modification Agreement dated as of the date hereof by and among Borrower, Guarantor, and Lender (the "Modification Agreement") to (i) increase the principal sum of the Loan to $11,980,000 (the "Increase"), (ii) extend the Maturity Date (as such term is defined in the Existing Note) of the Loan to July 1, 2003 (the "Extension"), and
(iii) change the interest rate of the Loan to 8.50% (the "Rate Change"); and

         WHEREAS, Borrower and Lender have agreed to enter into this Amendment in accordance with the terms and conditions of the Modification Agreement.

         NOW, THEREFORE, for and in consideration of the premises, the mutual entry of the Modification Agreement by the parties thereto, the Extension, the Increase, the Rate Change, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

         Section 1. Recitals. The Recitals are hereby incorporated into this Amendment as a substantive part hereof.

         Section 2. Modification to the Existing Note.



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              (a) The first paragraph of the Existing Note is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay to the order of RED MORTGAGE CAPITAL, INC., an Ohio corporation, or any successor holder of this Multifamily Note, the principal sum of ELEVEN MILLION NINE HUNDRED EIGHTY THOUSAND and 00/100 DOLLARS (US $11,980,000.00), with interest on the unpaid principal balance at the annual rate of Eight and 50/100ths percent (8.50%)."

              (b) Section 3(b) of the Existing Note is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "Consecutive monthly installments of principal and interest, each in the amount of Ninety-Six Thousand Three Hundred Eighty-Seven and 22/100 Dollars (US $96,387.22), shall be payable on the first day of each month beginning on March 1, 2002 until the Maturity Date or the Extended Maturity Date (as defined in Section 20 herein), if applicable, until the entire unpaid principal balance evidenced by this
         Note is fully paid. Any accrued interest remaining past due for 30 days or more shall be added to and become part of the unpaid principal balance and shall bear interest at the rate or rates specified in this Note, and any reference below to "accrued interest" shall refer to accrued interest which has not become part of the unpaid principal balance. Subject to Section 20 herein, any remaining principal and interest shall be due and payable on July 1, 2003 or on any earlier date on which the unpaid principal balance of this Note becomes due and payable, by acceleration or otherwise (the "Maturity Date"). The unpaid principal balance shall continue to bear interest after the Maturity Date or the Extended Maturity Date, if applicable, at the Default Rate set forth in this Note until and including the date on which it is paid in full."

         Section 3. Ratification. Except as may be amended or modified hereby, the terms of the Existing Note are hereby ratified, affirmed and confirmed and shall otherwise remain in full force and effect.

         Section 4. Amendments. This Amendment may be amended or supplemented by and only by an instrument executed and delivered by each party hereto.

         Section 5. Waiver. The Lender shall not be deemed to have waived the exercise of any right which it holds under the Original Loan Documents (as such term is defined in the Modification Agreement) unless such waiver is made expressly and in writing (and no delay or omission by the Lender in exercising any such right shall be deemed a waiver of its future exercise). No such waiver made as to any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right. Without limiting the operation and effect of the foregoing provisions hereof, no act done or omitted by the Lender pursuant to the powers and rights granted to it hereunder shall be deemed a waiver by the Lender of any of its rights and remedies under any of the provisions of the Original Loan Documents executed in connection with the Loan, and this Assignment is made and accepted without prejudice to any of such rights and remedies.

         Section 6. Governing Law. This Agreement shall be given effect and construed by application of the law of the State of California.

         Section 7. Headings. The headings of the sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.


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         Section 8. References. As used herein, all references made (i) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders and (ii) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well.

         Section 9. Severability. No determination by any court, governmental body or otherwise that any provision of this Amendment or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (i) any other such provision or (ii) such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

         Section 10. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest in the Original Loan Documents without the prior written consent of the Lender.

         Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.

         Section 12. WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER EACH (i) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS AMENDMENT, THE NOTE, ANY OTHER ORIGINAL LOAN DOCUMENT, OR THE RELATIONSHIP BETWEEN THE PARTIES, AS LENDER AND BORROWER, THAT IS TRIABLE OF RIGHT BY A JURY AND (ii) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

         IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Amendment under their respective seals as of the day and year first written above.

WITNESS:                                    BORROWER:

                                            RETIREMENT INNS III, LLC,
__________________________            a Delaware limited liability company


                                            By:_________________________________
                                            Name:    Abdo H. Khoury
                                            Title:   Manager

WITNESS:                                    LENDER:

                                            RED MORTGAGE CAPITAL, INC.,
__________________________            an Ohio corporation, formerly known
                                            as Provident Mortgage Capital, Inc.,
                                            successor-in-interest to Banc One
                                            Capital Funding Corporation


                                            By:_________________________________
                                            Name:
                                            Title:





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